LORD ABBETT BOND-DEBENTURE FUND 1995 ANNUAL REPORT


PHOTO - SWISS ARMY KNIFE

A mutual fund with a multi-faceted approach for producing high income

LORD ABBETT BOND-DEBENTURE FUND

Since its establishment in 1971, Lord Abbett Bond-Debenture Fund has sought the best of both worlds--high current income and capital growth. The Fund's flexible investment approach, combined with Lord Abbett's value management style, has produced a history of strong performance in a variety of economic climates.

Flexibility  The Fund's flexible investment policy enables it to adapt to changing economic conditions. (See page 4 for the Fund's portfolio composition.)

High Current Income   Dividend Distribution Rates on 12/31/95(1)

                             9.43%
At Net Asset Value
                           8.98%
At Maximum Offering Price



Historically Consistent Total Returns                                        Average Annual Rates of Total Return as of 12/31/95(2)
    For the past 20 years                                                    11.5% per year
    For the past 15 years                                                    11.7% per year
    For the past 10 years                                                    10.1% per year
    For the past 5 years                                                                      16.0% per year
    For the past year                                                                         17.5% for the year

Average Annual                           Average annual total returns for periods ended         1 year:          +11.90%
Total Returns                            12/31/95 at the 4.75% maximum sales charge,            5 years:         +14.89%
                                         with all distribution reinvested:                     10 years:          +9.57%
                                                                                               The Fund's SEC yield for the 30 days
                                                                                               ended 12/31/95 was 8.06%.

                                                                                               Total return is the percent change in

                                                                                               value, assuming the reinvestment of
                                                                                               all distributions.

The results quoted herein represent past performance which is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

(1)  Based on the $.073 monthly dividend, annualized.

(2)  At net asset value.

     See Important Information on page 4.

Report to Shareholders
For the Fiscal Year Ended December 31, 1995


PHOTO

/s/ Ronald P. Lynch

Ronald P. Lynch
Chairman

PHOTO

/s/ Robert S. Dow

Robert S. Dow
President

January 31, 1996

Lord Abbett Bond-Debenture Fund ended fiscal 1995 on December 31. The Fund's total return (the percent change in net asset value assuming the reinvestment of all distributions) was 17.5% for the year. Dividends totaling $.876 per share were paid over the year. The Fund's dividend distribution rates (based on the monthly dividend of $.073) were 9.4% and 9.0% based on the net asset value and maximum offering price of $9.29 and $9.75, respectively, at the close of fiscal 1995.

After a surge last fall that heightened inflation concerns, the economy slowed during the winter in response to credit restraints by the Federal Reserve. Since December, the economy grew at a modest, annual rate of 21/2%, while inflation averaged just under 3%. The combination of these factors enabled the Federal Reserve Bank to reverse course and begin gradually lowering the Federal Funds Rate in three, one-quarter point increments. The yield on the 30-year Treasury bond (which began the year near 8%) was close to 6% by year-end.

Despite the U.S. economy's continued expansion over the last five years, inflation remained well behaved. Labor cost increases have been moderate, as it has become increasingly important for U.S. corporations to remain competitive in the global marketplace. We are seeing a continuous effort by U.S. producers to hold down wage costs through the use of technology, outsourcing and capital equipment upgrades. Additionally, consumers resisted price increases, thereby forcing companies to hold prices down.

We expect Gross Domestic Product in 1996 will grow at an annual rate of about 2%, with inflation remaining just below 3%. We believe this environment will enable the Federal Reserve to lower the Federal Funds Rate from the current 51/4% level toward 41/2% by mid-year. We think 1996's corporate earnings will be modestly below 1995's record levels. Still, moderate growth and contained inflation, combined with a lower interest-rate environment, should bode well for the financial markets; however, moderate volatility along the way is likely.

Your Fund benefited from this year's favorable inflation and interest-rate environment. We adjusted some of the Fund's strategies in the second half of 1995, in response to the strong performance of financial markets. In particular, we reduced our holdings of convertibles (securities which can be exchanged for the underlying shares of the issuer's common stock). The high-yield market performed well, although we reduced holdings in those consumer-related industries (such as retail and restaurants) where competition is fierce. In 1996, we believe the high-yield market has the potential to produce strong returns, and your Fund is positioned accordingly. On December 31, 1995, higher yielding, lower rated debt (including straight-preferred stocks) accounted for 63% of the Fund's portfolio; the balance was invested in convertible securities, U.S. Government securities and equity holdings.

"In 1996, we believe the high-yield market has the potential to produce strong returns..."

While there can be no guarantee that the Fund's net asset value will be preserved in extreme market environments, the Fund's long-term investors have been rewarded with strong returns in various economic climates.

We are pleased to announce that the Fund's Board of Directors elected Robert S. Dow as President of the Fund. Mr. Dow, who has been a partner of Lord, Abbett & Co. for nine years, is the Firm's Chief Investment Officer. In addition, Christopher J. Towle has been named portfolio manager. Mr. Towle has assisted in the management of your Fund since 1987.

We look forward to helping you attain your financial objectives in 1996 and beyond.

Aiming for High Total Returns

Seeking High Returns
Dividend distribution rates were 9.43% and 8.98% (based on the net asset value and maximum offering price, respectively, on 12/31/95, and the monthly dividend of $.073, annualized).

Striving for Consistency of Performance
The Fund's goal is high total return through high current income and capital appreciation. The Fund strives for competitive returns in both up and down markets.

Growth of $10,000 Investments: 4/1/71(1)-12/31/95

1973-1974                      1977-1981           1990-1991
The last major bear market     Interest rates      Recession and the Middle East
the unmanaged S&P 500          soared; bond        crisis jolted all markets;
declined 37.3%.  The Fund      price sank.  The    lower rated bond market
mitigated the decline, then    Fund was up         especially hard hit.  The
recovered                      every year          Fund mitigated the decline,
                                                   then recovered strongly.

Performance of $10,000 investment from 4/1/71 (Fund's inception) through 12/31/95 on a total return basis for Lord Abbett Bond-Debenture Fund (at net asset value), the Consumer Price Index and the Lipper Average of High Current
Yield Funds.

Consumer Price Index
4/1/71                                              $10,000
1971                                                 10,275
1972                                                 10,625
1973                                                 11,550
1974                                                 12,975
1975                                                 13,875
1976                                                 14,550
1977                                                 15,525
1978                                                 16,925
1979                                                 19,175
1980                                                 21,575
1981                                                 23,500
1982                                                 24,400
1983                                                 25,325
1984                                                 26,325
1985                                                 27,325
1986                                                 27,625
1987                                                 28,850
1988                                                 30,125
1989                                                 31,525
1990                                                 33,450
1991                                                 34,475
1992                                                 35,475
1993                                                 36,450
1994                                                 37,425
1995                                                 38,450



Lipper Average of High Current Yield Funds

4/1/71                                               10,000
1971                                                 10,687
1972                                                 11,584
1973                                                 10,453
1974                                                 9,274
1975                                                 11,339
1976                                                 14,570
1977                                                 15,638
1978                                                 15,999
1979                                                 16,959
1980                                                 17,914
1981                                                 18,969
1982                                                 24,584
1983                                                 28,613
1984                                                 30,859
1985                                                 37,506
1986                                                 42,119
1987                                                 42,717
1988                                                 48,019
1989                                                 47,433
1990                                                 42,182
1991                                                 57,519
1992                                                 67,695
1993                                                 80,726
1994                                                 77,634
1995                                                 90,397




Lord Abbett Bond-Debenture Fund

4/1/71                                               10,000
1971                                                 10,765
1972                                                 11,438
1973                                                 10,313
1974                                                 9,789
1975                                                 12,689
1976                                                 16,613
1977                                                 17,777
1978                                                 18,269
1979                                                 19,547
1980                                                 21,283
1981                                                 22,412
1982                                                 28,585
1983                                                 33,416
1984                                                 35,073
1985                                                 42,442
1986                                                 46,946
1987                                                 47,828
1988                                                 54,427
1989                                                 57,181
1990                                                 52,852
1991                                                 73,116
1992                                                 84,810
1993                                                 98,356
1994                                                 94,553
1995                                                 111,099


     This graph illustrates total return. The Fund's results do not include the maximum sales charge of 4.75% applicable to investments under $100,000; there is no sales charge on investments of $1 million or more. For performance at the maximum sales charge, see inside front cover. See Important Information on page 4.
(1)  The Fund commenced operations on 4/1/71.
(2) Average of high current yield funds in existence at each month or quarter end for the periods shown. At 12/31/95, there were 139 high current yield funds reported by Lipper. No sales charge has been deducted from these figures. Source: Lipper Analytical Services.
(3)  December 1995 figure is estimated.

Performance Update

The Fund has an impressive history of protecting long-term income investors from public enemy #1--inflation. Below, the Fund's growth is compared to the Consumer Price Index, a standard inflation measure(1).

The Fund Versus Inflation
$100,000 Investments(2): 4/1/71-12/31/95

$100,000 invested at the Fund's inception grew to over $1 million

                                  Value of
                                                     Value of
                                                     $100,000
Year                             Annual       Investment with          Inflation
Ended                         Dividends     all Distributions          (Consumer
Dec. 31                      Reinvested            Reinvested       Price Index)
-------------------------------------------------------------------------------
1971(3)                     $     3,450         $     103,588           $102,750      From the early
1972                              7,460               110,073            106,250      1970s through
1973                              8,204                99,239            115,500      the early 1980s,
1974                              9,163                94,202            129,750      the U.S. econo-
1975                              9,719               122,105            138,750      my experienced
1976                             10,970               159,867            145,500      rapidly rising
1977                             11,883               171,064            155,250      inflation and
1978                             14,100               175,803            169,250      interest rates.
1979                             16,410               188,105            191,750      The Fund kept
1980                             18,614               204,818            215,750      pace with infla-
1981                             22,844               215,671            235,000      tion over this
1982                             27,279               275,072            244,000      turbulent period.

1983                             31,092               321,561            253,250      As the rate of
1984                             37,521               337,510            263,250      inflation and
1985                             43,150               408,427            273,250      interest rates
1986                             48,531               451,763            276,250      declined in the
1987                             51,214               460,251            288,500      1980s, the Fund
1988                             53,120               523,756            301,250      outperformed
1989                             59,178               550,254            315,250      the CPI by an
1990                             66,312               508,602            334,500      average of
1991                             71,085               703,596            344,750      6.7%/year.
1992                             77,910               816,148            354,750
1993                             82,556               946,487            364,500
1994                             86,858               909,890            374,250
1995                             95,753             1,069,120            384,500(4)

Total Dividends
Reinvested:                    $964,376
                               --------
Average Annual Rate of Return:                         10.05%              5.59%(4)
                                                       ------              --------

The dollar amounts of capital gains distributions reinvested in Fund shares were: 1973-$1,559; 1977-$971; 1978-$7,503; 1979-$5,622; 1980-$769; 1981-$2,765;
1984-$4,516; 1986-$5,415; total-$29,120.

     Source: Lord, Abbett & Co.
(1)  See Important Information on page 4.
(2) Fund investment reflects the deduction of the reduced 3.75% sales charge applicable to investments of $100,000.
(3)  Nine months only. The Fund began operations on 4/1/71.
(4)  December 1995 figure is estimated.

Current Dividend Distribution Rates: 9.43% and 8.98%
(based on the net asset value and the maximum offering price, respectively, on 12/31/95, and the monthly dividend of $.073, annualized)

The Fund's 3-Way Focus
1. Lower Rated Debt and Straight-preferred Stocks: 62.9%*
The Fund's lower rated debt holdings pay high income and help minimize the effects of interest-rate fluctuations. Price appreciation may result if the credit rating of debt issuers is upgraded.

2. Equity-related Securities: 16.5%*
Capital appreciation is sought by investing in convertible bonds which may be exchanged for common stock. When the stock market rises, these equity-related issues generally increase in value.

3. High-grade Debt and Other Assets, Less Liabilities: 20.6%*
High-quality issues, corporate issues and U.S. Government-backed securities provide a dependable stream of high current income.

*  Percent of portfolio on 12/31/95.

A History of the Fund's Portfolio Blend

               Lower Rated              Equity Related         High-Grade
               Straight Debt            Securities             Debt (U.S. Gov't)
               and Straight             (Convertible           and other Assets
               Preferred Stock          Common, Warrants)      Less Liabilities

1974           15.7%                         49.6%               34.7%
1975           14.3%                         50.4%               35.3%
1979           34.8%                         36.1%               29.1%
1982           18.3%                         54.6%               27.1%
1985           45.1%                         40.5%               14.4%
1988           52.9%                         33.4%               13.7%
1990           55.7%                         28.0%               16.3%
1995           62.9%                         16.5%               20.6%

IMPORTANT INFORMATION

SEC yield is calculated on the maximum offering price of $9.75 on 12/31/95, using a standard method which does not take into account certain portfolio strategies. The Fund's distribution rate differs from its SEC yield primarily because the Fund purchases short- and intermediate-term high-coupon securities at a premium and distributes to shareholders all of the interest income on those securities without amortizing the premiums. This practice is consistent with applicable tax regulations and generally accepted accounting principles, but may result in a decrease in the net asset value of shares of the Fund as the market value of the premium securities decreases over time. Dividends paid from this interest income are taxable to shareholders as ordinary income.

Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations providing potential for gain and risk of loss. Lower rated bonds generally provide a higher yield than higher rated bonds of similar average maturity, but have greater credit risk. The performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's sales charge structure has changed in the past. If used as sales material after 3/31/96, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.


STATEMENT OF NET ASSETS December 31, 1995
                                                                              Principal               Market Value
                             Security                                            Amount                  (Note 1a)
------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES 91.74%
LOWER RATED STRAIGHT DEBT (Note 2) 61.53%

Aerospace                    Fairchild Corp. Sub. Deb. 13 1/8/2006                $  5,000M             $    4,600,000)
 .93%                         GPA Delaware, Inc. Deb. 8 3/4/1998                      5,000M                  4,712,500
                             Wyman Gordon Co. Sr. Notes 10 3/4/2003                  3,000M                  3,097,500
                             Total                                                                          12,410,000
                                                                                                        --------------
Agricultural                 Arcadian Partner Sr. Notes 10 3/4/2005                  5,000M                  5,537,500
 .80%                         PMI Acquisition Corp. Sr. Sub. Notes 10 1/4/2003        5,000M                  5,156,250
                             Total                                                                          10,693,750
                                                                                                        --------------
Airlines                     Northwest Airlines Inc. Sr. Notes 12.0916/2000          3,245M                  3,358,789
 .61%                         US Air Inc. Equipment Trust CTF 10 1/2/2004             2,634M                  2,698,204
                             US Air Inc. (Piedmont) Equipment Trust Notes
                             10.35/2011                                              2,000M                  2,129,688
                             Total                                                                           8,186,681
                                                                                                        --------------
Aluminum                     Kaiser Aluminum & Chemical Corp. Sr. Sub. Notes
 .64%                         12 3/4/2003                                             5,000M                  5,487,500
                             Maxxam Group Zero Coupon Sr. Discount Secured
                             Notes due 2003**                                        4,500M                  3,105,000
                             Total                                                                           8,592,500
                                                                                                        --------------
Automotive                   Motor Wheel Corp. Sr. Notes 11 1/2/2000                 6,800M                  6,222,000
 .84%                         Walbro Corp. Sr. Notes 9 7/8/2005+                      5,000M                  5,000,000
                             Total                                                                          11,222,000
                                                                                                            ----------
Banking                      Berkeley Federal Bank Sub. Deb. 12/2005                 7,000M                  7,210,000
1.29%                        Central Bank of Nigeria 6 1/4/2020 w/Warrants           6,000M                  2,940,000
                             Saul, B.F. Real Estate Investment Trust Sr. Notes
                             11 5/8/2002                                             7,000M                  7,175,000
                             Total                                                                          17,325,000
                                                                                                        --------------
Building
 .52%                         Scotsman Group Inc. Sr. Notes 9 1/2/2000                6,800M                  6,936,000
                                                                                                        --------------
Building Materials           Associated Materials, Inc. Sr. Sub. Notes
 .97%                         11 1/2/2003                                             2,000M                  1,587,188
                             Dal-tile International Inc. Zero Coupon Sr.
                             Notes due 1998                                         15,000M                 11,400,000
                             Total                                                                          12,987,188
                                                                                                        --------------
Chemicals                    Atlantis Group Inc. Sr. Notes 11/2003                   5,000M                  4,395,313
3.22%                        Harris Chemical NA Inc. Zero Coupon Sr. Secured
                             Discount Notes due 2001**                               8,500M                  8,117,500
                             Huntsman Corp. 1st Mtge. Notes 11/2004                 10,000M                 11,470,313
                             NL Industries Inc. Zero Coupon Sr. Secured Notes
                             due 2005**                                              5,000M                  3,850,000
                             NL Industries Inc. Sr. Secured Discount Notes
                             11 3/4/2003                                             5,000M                  5,356,250
                             Polymer Group Inc. Sr. Notes 12 1/4/2002                4,750M                  4,845,000
                             UCC Investors Holdings Inc. Sr. Sub. Notes 11/2003      5,000M                  5,075,000
                             Total                                                                          43,109,376
                                                                                                        --------------
Communications               Adelphia Communications Corp. Sr. Notes 12 1/2/2002     7,000M                  6,877,500
12.22%                       Australis Media Ltd. Zero Coupon Sr. Discount Notes
                             due 2003 w/Warrants**                                   8,000M                  5,810,000
                             Bell Cable Media plc Zero Coupon Sr. Discount
                             Notes due 2004**                                       14,000M                  9,940,000
                             Cablevision System Sr. Sub. Notes 9 1/4/2005            7,500M                  7,856,250
                             CAI Wireless System Inc. Sr. Notes 12 1/4/2002          2,850M                  3,049,500
                             Cellular Inc. Sr. Sub. Discount Notes 11 3/4/2003**    12,000M                  9,600,000
                             Cencall Communications Corp. Zero Coupon Sr.
                             Discount Notes due 2004**                               7,500M                  4,256,250
                             Comcast Cellular Corp. Zero Coupon Sr. Notes Series
                             B due 2000                                             10,000M                  7,725,000
                             Comcast UK Cable Partners Limited Zero Coupon Sr.
                             Discount Deb.                                          10,000M                  5,875,000
                             due 2007
                             Dial Call Communications Inc. Zero Coupon Sr.
                             Discount Notes due                                      5,000M                  2,875,000
                             2004 w/Warrants**
                             Fundy Cable Ltd. Sr. Secured 2nd Priority Notes
                             11/2005                                                 3,200M                  3,344,000
                             Horizon Cellular Inc. Zero Coupon Sr. Sub.
                             Discount Notes due 2000**                               7,000M                  6,107,500
                             Intelcom Group (USA) Inc. Zero Coupon Sr.
                             Discount Notes due 2005 w/Warrants+                    20,000M                 11,750,000
                             Intermedia Communications of Florida Sr. Notes
                             13 1/2/2005 w/Warrants                                  5,000M                  5,562,500
                             International Cabletel Inc. Zero Coupon Sr.
                             Discount Notes due 2003**                               5,000M                  3,625,000
                             Lenfest Communications Sr. Notes 8 3/8/2005             5,000M                  5,021,875


STATEMENT OF NET ASSETS December 31, 1995

                                                                                              Principal               Market Value
                             Security                                                         Amount                  (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------

                             Marcus Cable Co. Zero Coupon Sr. Discount Notes due 2004**       $ 10,000M           $    7,550,000
                             Metrocall Inc. Sr. Sub. Notes 10 3/8/2007                          10,000M               10,625,000
                             Mobile Media Communications Inc. Zero Coupon Sr. Sub. Notes due     8,000M                6,260,000
                             2003**
                             Mobile Media Communications Inc. Sr. Sub. Notes 9 3/8/2007           7,500M               7,762,500
                             Nextel Communications Inc. Zero Coupon Sr. Discount Notes due        5,500M               3,478,750
                             2003**
                             Pan Am Sat L.P. Zero Coupon Sr. Discount Sub. Notes due 2003**       7,500M               6,168,750
                             Telewest plc Zero Coupon Sr. Discount Deb. due 2007                 20,000M              12,100,000
                             Videotron Holdings plc Zero Coupon Sr. Discount Notes due 2004**    15,000M              10,518,750
                             Total                                                                                   163,739,125
                                                                                                                  --------------
Computer Systems and
Peripherals
 .52%                         Digital Equipment Corp. Sr. Notes 7 3/4/2023                         7,000M               7,001,094
                                                                                                                  --------------
Consumer Products
 .90%                         American Standard Inc. Zero Coupon Sr. Sub. Deb. due 2005**         14,000M              12,022,500
Container and                Calmar Inc. Sr. Sub. Notes 11 1/2/2005                               6,000M               6,082,500
Packaging                    Portola Packaging Inc. Sr. Notes 10 3/4/2005                         5,000M               5,200,000
1.35%                        Silgan Corp. Sr. Sub. Notes 11 3/4/2002                              1,000M               1,075,000
                             Silgan Holdings Inc. Zero Coupon Sr. Discount Notes due 2002**       6,000M               5,685,000
                             Total                                                                                    18,042,500
                                                                                                                  --------------
Electrical Equipment
 .05%                         Howmet Inc. Sr. Sub. Notes 10/2003                                     700M                 729,750
                                                                                                                  --------------
Food                         Dr. Pepper Bottling Holding Inc. Zero Coupon Sr. Discount Notes      6,750M               5,568,750
1.20%                        due 2003**
                             Heilman Acquisition Corp. Sr. Sub. Notes 9 5/8/2004                  8,000M               2,360,000
                             Specialty Foods Corp. Sr. Notes 11 1/8/2002                          2,000M               1,910,000
                             Van de Kamp's Inc. Sr. Sub. Notes 12/2005                            6,000M               6,240,000
                             Total                                                                                    16,078,750
                                                                                                                  --------------
Forest Products
 .36%                         Pacific Lumber Co. Sr. Notes 10 1/2/2003                             5,000M               4,787,500
                                                                                                                  --------------
Hotel/Leisure                Act III Theatres Inc. Sr. Sub. Notes 11 7/8/2003                     4,000M               4,360,000
5.21%                        Aztar Corp. Sr. Sub. Notes 11/2002                                   4,000M               4,020,000
                             Aztar Corp. Sr. Sub. Notes 13 3/4/2004                               2,000M               2,230,000
                             Bally GNF Corp. 1st Mtge. Notes 10 5/8/2003                          5,000M               4,681,250
                             Claridge Hotel & Casino Corp. 1st Mtge. Notes 11 3/4/2002            5,000M               3,975,000
                             Empress River Casino Finance Corp. Sr. Notes 10 3/4/2002             5,000M               5,187,500
                             HMC Acquisition Properties Sr. Notes 9/2007                          3,000M               3,037,500
                             HMH Properties Inc. Sr. Secured Notes 9 1/2/2005                    10,000M             10,250,000
                             Host Marriott Travel Plazas Inc. Sr. Notes 91/2/2005                 5,000M               4,956,250
                             Mohegan Tribal Gaming Authority Sr. Secured Notes 131/2/2002         5,000M               5,412,500
                             Plitt Theatres Inc. Sr. Sub. Notes 107/8/2004                        5,000M               4,550,000
                             Road Master Industries Inc. Sr. Sub. Notes 113/4/2002                5,000M               3,475,000
                             Santa Fe Hotel Inc. 1st Mtge. Notes 11/2000 w/Warrants               4,535M               2,925,134
                             Showboat Inc. 1st Mtge. Notes 91/4/2008                              5,000M               5,050,000
                             Stratosphere Corp. 1st Mtge. Notes 141/4/2002                        5,000M               5,665,625
                             Total                                                                                    69,775,759
                                                                                                                  --------------

Household Products
 .38%                         Specialty Equipment Cos. Inc. Sr. Sub. Notes 113/8/2003              5,000M               5,093,750
                                                                                                                  --------------
Machinery                    Carbide Graphite Group Inc. Sr. Notes 111/2/2003                     5,455M               5,905,038
2.32%                        Eagle Industries Inc. Zero Coupon Sr. Discount Notes due 2003**      6,000M               5,055,000
                             Essex Group Inc. Sr. Notes 10/2003                                  10,000M               9,800,000
                             IMO Industries Inc. Sr. Sub. Deb. 12/2001                            5,000M               5,137,500
                             Terex Corporation Sr. Secured Notes 133/4/2002                       6,000M               5,220,000
                             Total                                                                                    31,117,538
                                                                                                                      ----------




STATEMENT OF NET ASSETS December 31, 1995

                                                                                              Principal               Market Value
                             Security                                                         Amount                  (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------

Media                        Act 3 Broadcasting Sr. Sub. Notes 10 1/4/2005                      $ 2,500M               2,562,500
3.17%                        Benedek Broadcasting Corp. Sr. Secured Notes 11 7/8/2005             5,000M               5,325,000
                             Granite Broadcasting Corp. Sr. Sub. Notes 10 3/8/2005               10,000M              10,300,000
                             Lamar Advertising Inc. Sr. Secured Notes 11/2003                     3,000M               3,150,000
                             NWCG Holdings Corp. Zero Coupon Sr. Secured Discount Notes due 1999  8,000M               5,540,000
                             SCI Television Sr. Secured Notes 11/2005                             5,000M               5,306,250
                             Sinclair Broadcasting Group, Inc. Sr. Sub. Notes 10/2005            10,000M              10,225,000
                             Total                                                                                    42,408,750
                                                                                                                      ----------
Medical/Health Care          Paracelsus Health Care Corp.  Sr. Sub. Notes 9 7/8/2003              5,000M               5,100,000
 .72%                         Quorum Healthcare Group Inc. Sr. Sub. Notes 11 7/8/2002              4,000M               4,500,000
                             Total                                                                                     9,600,000
                                                                                                                      ----------
Miscellaneous                Fairfield Manufacturing Inc. Sr. Sub. Notes 11 3/8/2001              4,800M               4,698,000
2.50%                        Interface Inc. Sr. Sub. Notes 9 1/2/2005                            10,000M             10,300,000
                             International Wire Group Inc. Sr. Sub. Notes 11 3/4/2005            10,000M              9,650,000
                             Monarch Marking Acquisition Corp. Sr. Notes 12 1/2/2003              5,000M               5,300,000
                             Republic of Venezuela 6 3/4/2020 Series B w/Warrants                 6,000M               3,480,000
                             Total                                                                                    33,428,000
                                                                                                                      ----------
Non Ferrous Metals           Interlake Corp. Sr. Notes 12/2001                                    5,000M               5,075,000
 .78%                         Sherritt Gordon Inc. Notes 11/2004                                   7,000M               5,399,380

                            Total                                                                                     10,474,380
                                                                                                                      ----------
Oil and Gas                  Clark USA Inc. Zero Coupon Sr. Secured Notes due 2000                12,000M              8,025,000
2.66%                        Crown Central Petroleum Corp. Sr. Notes 10 7/8/2005                  10,000M             10,600,000
                             Metro Gas, S.A. Sr. Sub. Notes 12/2000                                5,000M              5,081,250
                             Nuevo Energy Co. Sr. Sub. Notes 12 1/2/2002                           4,000M              4,380,000
                             United Meridian Corp. Sr. Sub. Notes 10 3/8/2005                      5,750M              6,095,000
                             Wainoco Oil Corp. Sr. Notes 12/2002                                   1,500M              1,455,000
                             Total                                                                                    35,636,250
                                                                                                                      ----------
Oil Service
 .24%                         Rowan Cos. Inc. Sr. Notes 11 7/8/2001                                 3,000M              3,262,500
                                                                                                                      ----------
Paper and Pulp               Crown Paper Co. Sr. Sub. Notes 11/2005                               10,000M              8,800,000
3.40%                        Domtar Inc. Sub. Deb. 11 1/4/2017                                     5,000M              5,343,750
                             Repap Wisconsin Inc. Sr. Secured 2nd Priority 9 7/8/2006             10,000M              9,500,000
                             S.D. Warren Co. Sr. Sub. Notes 12/2004                                4,200M              4,651,500
                             Stone Container Corp. 1st Mtge. Notes 10 3/4/2002                    10,000M             10,350,000
                             Tembec Finance Corp. Sr. Notes 9 7/8/2005                             7,000M              6,973,750
                             Total                                                                                    45,619,000
                                                                                                                      ----------
Printing and Publishing      Big Flower Press Inc. Sr. Sub. Notes 10 3/4/2003                      5,333M              5,679,645
1.27%                        Garden State Newspapers Inc. Sr. Sub. Notes 12/2004                   5,000M              5,050,000
                             Webcraft Technologies Inc. Sr. Sub. Notes 9 3/8/2002                  6,500M              6,272,500
                             Total                                                                                    17,002,145
                                                                                                                      ----------
Real Estate                  Trizec Finance Sr. Notes 10 7/8/2005                                  4,200M              4,326,000
 .32%                                                                                                                  ----------
Retail                       Cole National Corp. Sr. Notes 11 1/4/2001                             8,000M              8,040,000
3.54%                        Cort Furniture Rental Corp. 12/2000 w/Warrants                        3,220M              3,445,400
                             County Seat Stores Inc. Sr. Sub. Notes 12/2002 w/Warrants             5,000M              4,550,000
                             Finlay Fine Jewelry Corp. Sr. Notes 10 5/8/2003                       5,000M              4,875,000
                             Guess Inc. Sr. Sub. Notes 9 1/2/2003                                  5,000M              4,900,000
                             Pamida Inc. Sr. Sub. Notes 11 3/4/2003                                8,000M              6,240,000
                             United Stationers Supply Co. Sr. Sub. Notes 12 3/4/2005              10,000M             10,975,000
                             Wickes Lumber Co. Sr. Sub. Notes 11  5/8/2003                         6,000M              4,440,000
                             Total                                                                                    47,465,400
                                                                                                                      ----------


STATEMENT OF NET ASSETS December 31, 1995


                                                                                              Principal               Market Value
                             Security                                                         Amount                  (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------

Steel                        AK Steel Corp. Sr. Notes 10 3/4 /2004                               $5,000M                $5,562,500
3.15%                        Earle M. Jorgenson Co. Sr. Notes 10 3/4 /2000                        5,000M                 4,612,500
                             G.S. Technologies Operating Co. Sr. Notes 12 1/4 /2005               5,000M                 4,993,750
                             Inland Steel Industries Inc. 12 3/4 /2002                            4,500M                 5,085,000
                             Ivaco Inc. Sr. Notes 11 1/2  /2005                                   5,000M                 4,918,750
                             Republic Engineered Steel Inc. 1st Mtge. 9 7/8 /2001                 7,000M                 6,335,000
                             Stelco Inc. Sub. Deb. 10.40/2009                                     5,000M                 3,911,719
                             WCI Steel Inc. Sr. Notes 10 1/2 /2002                                7,000M                 6,825,000
                             Total                                                                                      42,244,219
                                                                                                                      ------------
Supermarket                 *Victory Markets Inc. Sub. Notes 12 1/2 /2000                         5,000M                 1,000,000
2.37%                        Bruno's Inc. Sr. Sub. Notes 10 1/2 /2005                             5,000M                 4,962,500
                             Dairy Mart Convenience Stores Inc. Sr. Sub. Notes 10 1/4 /2004       5,000M                 4,275,000
                             Farm Fresh Holdings Sr. Notes P.I.K. 14 1/4 /2002***                 5,472M                 2,653,955
                             Pathmark Stores Inc. Zero Coupon Sub. Notes due 2003**              10,000M                 6,150,000
                             Pathmark Stores Inc. Sub. Notes 11 5/8  /2002                        3,000M                 3,022,500
                             Ralphs Grocery Co. Sr. Sub. Notes 13 3/4 /2005                       3,000M                 3,210,000
                             Ralphs Supermarkets Inc. Sr. Notes 10.45/2004                        6,300M                 6,410,250
                             Total                                                                                      31,684,205
                                                                                                                      ------------

Textile                      Dan River Inc. Sr. Sub. Notes 10 1/8 /2003                           5,000M                 4,600,000
1.92%                        J.P. Stevens & Co. Inc. Sr. Deb. 9/2017                              3,000M                 2,910,000
                             Synthetic Industries Inc. Sr. Sub. Notes 12 3/4 /2002                5,000M                 4,912,500
                             Tultex Corp. Sr. Notes 10 5/8 /2005                                  4,000M                 4,100,000
                             US Leather Inc. Sr. Notes 10 1/4 /2003                               5,000M                 4,225,000
                             Westpoint Stevens Inc. Sr. Sub. Deb. 9 3/8  /2005                    5,000M                 4,950,000
                             Total                                                                                      25,697,500
                                                                                                                      ------------
Transportation               Omi Corp. Sr. Notes 10 1/4 /2003                                     5,000M                 4,500,000
 .78%                         Trism Inc. Sr. Sub. Notes 10 3/4 /2000                               6,000M                 5,940,000
                             Total                                                                                      10,440,000
                                                                                                                      ------------
Utility
 .38%                         Beaver Valley II Funding Corp. Secured Lease Obligation 9/2017       5,924M                 5,055,764
                                                                                                                      ------------
                             Total Investments in Lower Rated Straight Debt (Cost $821,118,692)                        824,194,874
CONVERTIBLE DEBT 8.34%
Business Services
 .34%                         Olsten Corp. Conv. Sub. Deb. 4 7/8 /2003                             4,000M                 4,600,000
Communications               LDDS Communication Inc. Conv.  Sub. Deb. 5/2003                     10,000M                10,525,000
1.15%                        Telekom Malaysia Conv. Notes 4/2004                                  5,000M                 4,875,000
                             Total                                                                                      15,400,000
                                                                                                                      ------------

Computer Support Systems
 .18%                         Businessland Inc. Conv. Sub. Deb. 5 1/2 /2007                        5,000M                 2,375,000
                                                                                                                      ------------

Computer Systems and         Conner Peripherals Inc. Conv. Sub. Deb. 6 1/2 /2002                  5,000M                 5,075,000
Peripherals                  Unisys Corp. Conv. Sub. Notes 8 1/4 /2000                            5,000M                 4,450,000
1.09%                        Xilinx Inc. Conv. Sub. Notes 5 1/4  /2002                            5,500M                 5,065,156
                             Total                                                                                      14,590,156
                                                                                                                      ------------
Data Processing Equipment    Automatic Data Processing Zero Coupon Conv. Sub. Deb. due 2012      12,000M                 5,926,875
and Components               EMC Corp. Conv. Sub. Notes 4 1/4 /2001                               7,000M                 7,020,781
 .97%                         Total                                                                                      12,947,656
Drugs/Pharmaceuticals        Roche Holdings Inc. Zero Coupon Conv. Notes due 2010                30,000M                13,237,500
1.24%                        Sandoz Capital, BVI, Ltd. Conv. Sub. Deb. 2/2002                     3,500M                 3,316,250
                             Total                                                                                      16,553,750
                                                                                                                      ------------

STATEMENT OF NET ASSETS December 31, 1995


                                                                                              Principal               Market Value
                             Security                                                         Amount                  (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------

Electronics                  Analog Devices Conv. Sub. Deb. 3 1/2/2000                         $ 2,275M                $ 2,380,219
1.03%                        Checkpoint Systems Inc. Conv. Sub. Notes 5 1/4/2005                 5,000M                  5,884,375
                             VLSI Technology, Inc. Conv. Sub. Deb. 8 1/4/2005                    6,000M                  5,538,750
                             Total                                                                                      13,803,344
                                                                                                                      ------------

Industrial and               Raymond Corp. Conv. Sub. Deb. 6 1/2/2003                            3,000M                  4,155,000
Capital Goods                RPM, Inc. Zero Coupon Conv. Sub. Notes due 2012                     7,500M                  3,243,750
 .55%                         Total                                                                                       7,398,750
                                                                                                                         ---------
Insurance
 .32%                         CII Financial Inc. Conv. Sub. Deb. 7 1/2/2001                       5,000M                  4,350,000
Medical/Health Care                                                                                                   ------------
 .50%                         Integrated Health Service Conv. Sub. Deb. 6/2003                    7,000M                  6,691,563
Oil and Gas                  Pennzoil (Exch. Chevron) Conv. Sub. Deb. 4 3/4/2003                 4,000M                  4,031,250
 .43%                         Wainoco Oil Corp. Conv. Sub. Deb. 7 3/4/2014                        2,400M                  1,788,000
                             Total                                                                                       5,819,250
                                                                                                                      ------------

Oil Service
 .21%                         Noble Affiliates Inc. Conv. Sub. Notes 4 1/4/2003                   2,800M                  2,807,000
                                                                                                                      ------------
Waste Management
 .32%                         WMX Technologies Inc. Conv. Sub. Notes 2/2005                       5,000M                  4,325,000
                                                                                                                      ------------
                             Total Investments in Convertible Debt (Cost $107,729,567)                                 111,661,469
PREFERRED AND
 CONVERTIBLE-PREFERRED
 STOCKS AND COMMON STOCKS
 9.47%
Banking                      Ahmanson, H.F. & Co. $6.00 Conv. Pfd. Series D                     100,000                  5,912,500
1.24%                        California Federal Bank $10.625 Non Cum. Pfd. Series B              45,000                  4,924,688
                             Greater NY Savings $3.00 Non Cum. Pfd. Series B                    200,000                  5,750,000
                             Total                                                                                      16,587,188
                                                                                                                      ------------
Building Materials
 .91%                         Owens Corning $3.25 Conv. Pfd. +                                   200,000                 12,246,875
                                                                                                                      ------------
Chemicals
 .39%                         Atlantic Richfield Co. (Exch.      $2.23 Conv. Pfd.                225,000                  5,287,500
                             Lyondell Petrochemical)                                                                  ------------

Communications
 .05%                         Evergreen Media Corp. $3.00 Conv. Pfd.                              10,000                    700,000
                                                                                                                      ------------
Data Processing Equipment
and Components
 .55%                         General Motors Corp. $3.25 Conv. Pfd. (Electronic Data Systems)   100,000                   7,325,000
                             Series C                                                                                 ------------

Drugs/Pharmaceuticals
 .44%                         Foxmeyer Health Corp. $4.20 Pfd. Series A                         157,977                   5,904,390
                                                                                                                      ------------
Electrical Equipment
 .72%                         Westinghouse Electric Corp. $1.30 Conv. Pfd. Series C+            600,000                   9,609,375
                                                                                                                      ------------
Financial                    American Express Co. $6.25 Conv. Pfd. Notes                        50,000                   2,775,000
 .83%                         Jefferson-Pilot Corp. (Nations Bank) 7 1/4 Conv. Pfd. Notes       115,000                   8,409,375
                             Total                                                                                      11,184,375
                                                                                                                      ------------
Hotel/Leisure
 .61%                         AMC Entertainment Inc. $1.75 Conv. Pfd.                           200,000                   8,150,000
                                                                                                                      ------------
Insurance                    American General $3.00 Conv. Pfd. Series A                        200,000                  10,437,500
1.54%                        Penncorp Financial $3.375 Conv. Pfd.                               64,800                   4,625,100
                             St. Paul's Capital, LLC $3.00 Conv. Pfd.                          100,000                   5,625,000
                             Total                                                                                      20,687,600
                                                                                                                      ------------
Machinery                    Bucyrus-Erie Company                                               56,624                     460,070
 .44%                         Navistar International Corp. $6.00 Conv. Pfd. Series G            100,000                   5,425,000
                             Total                                                                                       5,885,070
                                                                                                                      ------------

STATEMENT OF NET ASSETS December 31, 1995



                                                                                              Principal               Market Value
                             Security                                                         Amount                  (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------

Non Ferrous Metals
 .24%                         Freeport McMoRan Copper & Gold $1.75 Conv. Pfd.                             110,000    $    3,162,500
                                                                                                                      ------------

Office Equipment
 .29%                         Alco Standard Corp. $5.04 Conv. Pfd.                                         45,100         3,856,050
                                                                                                                      ------------
Paper and Pulp
 .70%                         International Paper Co. 5.25% Conv. Pfd.                                    204,000         9,321,350
                                                                                                                      ------------

Retail
 .17%                        Supermarkets General Holdings Corp. $3.52 Pfd. P.I.K.***                     80,000         2,280,000
                                                                                                                      ------------

Waste Management
 .35%                         Browning Ferris Industries Inc. $2.58 Conv. Pfd.                            150,000         4,706,250
                             Total Investments in Preferred and Convertible-Preferred
                             Stocks and Common Stocks (Cost $126,403,650)                                              126,893,523
GOVERNMENT AGENCY ISSUES
 12.40%
                             Federal National Mortgage Association 6 1/2% due on an announced            90,000M        88,931,250
                             basis
                             Federal National Mortgage Association 7 1/2% due on an announced            40,000M        40,993,750
                             basis
                             Government National Mortgage Association 6 1/2% due on an announced         15,000M        14,878,125
                             basis
                             U.S. Treasury Notes 6 1/2% due 8/15/2005                                    20,000M        21,312,500
                             Total Investments in Government Agency Issues (Cost $164,718,751)                         166,115,625
                             Total Investments in Securities (Cost $1,219,970,660)                                   1,228,865,491
OTHER ASSETS, LESS
 LIABILITIES 8.26%
Other      Short-Term        Federal Home Loan Banks 13% due 7/19/1996                                  62,000M         64,596,250
Assets     Investments,      Federal Home Loan Mortgage Corporation 12% due 3/13/1996                   39,000M         39,499,688
           at Market         Federal Home Loan Mortgage Corporation 12% due 5/1/1996                    25,000M         25,523,438
                             Federal Home Loan Mortgage Corporation 14% due 11/1/1996                   16,300M         17,435,906
                             Federal National Mortgage Association 14% due 9/25/1996                    59,000M         62,540,000
                             Total (Cost $215,259,813)                                                                 209,595,282
           Short-Term        Ford Motor Credit Co. 5.81% due 1/2/1996                                    5,000M          5,000,000
           Investments,      Prudential Funding Corp.  5.65%                                             5,200M          5,200,000
                             due 1/3/1996
                             at Cost                            Total                                                   10,200,000
                             Total Short-Term Investments                                                              219,795,282
           Cash                                                                                                          3,601,649
           Receivable for:  Interest                                                                                    25,326,338
                             Capital shares sold                                                                         6,406,931
                             Securities sold                                                                             3,154,029
                             Dividends                                                                                     548,843
                             Total Other Assets                                                                        258,833,072
Liabilities  Payable for:    Securities purchased                                                                      145,928,175
                             Capital stock reacquired                                                                      982,057
                             Accrued expenses                                                                            1,280,008
                             Total Liabilities                                                                         148,190,240
                             Total Other Assets, Less Liabilities                                                      110,642,832
Net Assets                   (equivalent to $9.29 a share on 144,222,984 shares of $1.00 par value
100.00%                      capital stock outstanding; authorized, 300,000,000 shares)                             $1,339,508,323


  *Non-income producing.
 **Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
***Represents a payment-in-kind security, which may pay interest/dividends in additional face/shares.
  +Restricted security under Rule 144A.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 1995


Income        Interest                                            $111,011,129
              Dividends                                              6,103,242
              Total Income                                                                $117,114,371
Expenses      Management fee (Note 6)                                5,342,563
              12b-1 distribution plan (Note 6)                       2,437,438
              Shareholder servicing                                  1,170,979
              Reports to shareholders                                  179,927
              Legal and audit                                           82,997
              Directors' fees                                           26,955
              Other                                                    165,768
              Total expenses                                                                 9,406,627
              Net investment income                                                        107,707,744

Net Realized and Unrealized Gain (Loss) on Investment (Note 5)
Net realized loss from security transactions
              Proceeds from sales                                1,731,772,417
              Cost of securities sold                            1,780,432,781
              Net realized loss                                    (48,660,364)

Net unrealized appreciation (depreciation) of investments
              Beginning of year                                   (118,993,760)
              End of year                                            3,230,300
              Net unrealized appreciation                          122,224,060
              Net realized and unrealized gain on investments                               73,563,696
Net Increase in Net Assets Resulting from Operations                                      $181,271,440


See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                Year Ended December 31,
Increase (Decrease) in Net Assets                                                                    1995              1994
Operations       Net investment income                                                        107,707,744     $   89,879,578
                 Net realized gain (loss) from securities transactions                        (48,660,364)        13,853,235
                 Net unrealized appreciation (depreciation) of investments                    122,224,060       (144,176,493)
                 Net increase (decrease) in net assets resulting from operations              181,271,440        (40,443,680)
Undistributed net investment income included in price of shares sold (reacquired) (Note 1d)     4,588,268          2,516,546
Distributions to shareholders from net investment income                                     (109,789,425)       (93,546,234)
Capital share transactions
                 Net proceeds from sales of 38,145,671 and 25,133,098 shares, respectively    341,253,620        232,049,429
                 Net asset value of 5,890,156 and 4,986,894 shares, respectively, issued to shareholders in reinvestment of net investment income and realized gain
                 from security transactions                                                    52,422,843         45,801,632
                 Total                                                                        393,676,463        277,851,061
                 Cost of 13,236,691 and 14,137,840 shares reacquired, respectively           (117,851,327)      (128,500,987)
                 Increase in net assets derived from capital share transactions (net
                 increase of 30,799,136 and 15,982,152 shares, respectively)                  275,825,136        149,350,074
Total increase in net assets                                                                  351,895,419         17,876,706
Net Assets
                  Beginning of year                                                           987,612,904        969,736,198
                  End of year (including undistributed net investment income of
                  $29,330,459 and $27,096,524, respectively)                               $1,339,508,323      $ 987,612,904
   See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                        Year Ended December 31,
   Per Share Operating Performance                    1995            1994         1993        1992        1991
   Net asset value, beginning of year         $       8.71         $  9.95      $   9.43     $  9.02     $  7.36
   Income from investment operations
   Net investment income                               .85             .84           .89         .95         .98
   Net realized and unrealized gain
    (loss) on investments                             .606          (1.203)          .55         .42        1.66
   Total from investment operations                  1.456           (.363)         1.44        1.37        2.64
   Distributions
   Dividends from net investment
    income                                           (.876)          (.877)         (.92)       (.96)       (.98)
   Net asset value, end of year               $       9.29         $  8.71      $   9.95    $   9.43     $  9.02
   Total Return*                                     17.50%          (3.87)%       15.97%      15.99%      38.34%
   Ratios/Supplemental Data:
   Net assets, end of year (000)              $  1,339,508        $987,613      $969,736    $734,017    $594,008
   Ratios to Average Net Assets:
   Expenses                                            .82%            .88%          .88%        .84%        .85%
   Net investment income                              9.41%           8.97%         9.17%      10.18%      11.96%
   Portfolio turnover rate                          134.90%         147.98%       159.79%     188.44%     208.49%

**Total return does not consider
    the effects of sales loads.
 *See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Company. The policies are in conformity with generally accepted accounting principles.

(a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds and notes, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of bonds and notes. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors; such procedures require the use of estimates.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income in taxable distributions. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Company has elected not to amortize the premiums on U.S. Government bonds, which is consistent with the treatment for federal income tax purposes.

(d) A portion of the proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

2. Investment Grades

Investment-grade corporate bonds consist of securities rated within one of the four highest ratings determined either by Moody's Investors Service, Inc. or Standard & Poor's Corporation. Lower rated straight debt consists of securities rated lower than the four highest ratings or that have no rating.

3. Distributions

Dividends from net investment income are declared quarterly and paid monthly. Taxable net realized gains from security transactions, if any, are usually declared in December of the current year or January of the succeeding year. At December 31, 1995, accumulated net realized loss for financial reporting purposes, which is substantially the same as for federal income tax purposes, aggregated $118,884,881.

The Company had a capital loss carryforward as of December 31, 1995 of approximately $119,000,000 of which $20,000,000 expires in 1996, $5,000,000 expires in 1997, $28,000,000 expires in 1998, $17,000,000 expires in 1999 and
$49,000,000 in 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles. These differences are primarily caused by differences in the timing of recognition of certain components of income, expense or capital gain. Where such differences are permanent in nature, they are reclassified in the Sources of Net Assets based upon their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value of the Fund.

4. Capital Paid In
At December 31, 1995, capital paid in aggregated $1,425,832,445.

5. Purchases and Sales of Securities
Purchases and sales of investment securities (other than U.S. Government obligations and short-term investments) aggregated $1,657,500,466 and $1,394,388,187, respectively. Purchases and sales of short-term investments and long-term U.S. Government obligations aggregated $413,876,061 and $332,846,730, respectively. Security gains and losses are computed on the identified cost basis. As of December 31, 1995, unrealized appreciation for federal income tax purposes aggregated $3,230,300, of which $57,264,788 related to appreciated securities and $54,034,488 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at December 31, 1995 was substantially the same as the cost for financial reporting purposes.

6. Management Fee and Other Transactions with Affiliates
Lord, Abbett & Co. received a management fee of $5,342,563 for which it supplied investment management, research, statistical and advisory services and paid officers' remuneration and certain other expenses of the Company. For the services performed and expenses assumed by Lord, Abbett & Co., the Company paid a fee based on average daily net assets at the following annual rates: 0.50% on the first $500 million and 0.45% on the assets over $500 million. Lord, Abbett & Co. also received $1,796,470 representing payment of commissions on sales of capital stock of the Company after deducting $10,898,476 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord, Abbett & Co. The Company has a Rule 12b-1 Plan providing for (a) the payment of a service fee to dealers at the annual rate of
 .15% of the average daily net asset value of the Company's shares sold by dealers prior to June 1, 1990 and .25% of the average daily net asset value of such shares sold on or after that date and (b) a one-time 1% distribution fee, at the time of sale, on such shares sold at net asset value of $1 million or more.

7. Directors' Remuneration
The Directors of the Company associated with Lord, Abbett & Co. and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees, including attendance fees for board and committee meetings, and outside Directors' retirement costs, are allocated among all funds in the Lord Abbett group based on net assets of each fund. The direct remuneration accrued during the period for outside Directors of the Company as a group was $21,102 (exclusive of expenses), a portion of which has been deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of December 31, 1995, the aggregate amount in Directors' accounts maintained under the plan was $272,652. Retirement costs accrued during the period ended December 31, 1995 amounted to $8,988.

This report to shareholders inaugurates a new procedure whereby a single copy of the report is sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

Copyright (C) 1996 by Lord Abbett Bond-Debenture Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Bond-Debenture Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved.  Printed in the U.S.A.

Independent Auditors' Report
The Board of Directors and Shareholders,
Lord Abbett Bond-Debenture Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Bond-Debenture Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Bond-Debenture Fund, Inc. at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the above-stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 9, 1996

Our Management
Board of Directors
Ronald P. Lynch
Robert S. Dow
E. Thayer Bigelow*+
Stewart S. Dixon*
John C. Jansing*
C. Alan MacDonald*+
Hansel B. Millican, Jr.*+
Thomas J. Neff*
*  Outside Director
+  Audit Committee

Investment Manager and
Underwriter
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
212-848-1800

Custodian
The Bank of New York

Transfer Agent
United Missouri Bank of
Kansas City, N.A.

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors
Deloitte & Touche LLP
New York, NY

Counsel
Debevoise & Plimpton
New York, NY


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